Abacus Global Management and Manning & Napier Enter into Strategic Alliance Agreement and Announce Closing of Minority Investment
-Strategic Partnership Brings Longevity Data, Actuarial Expertise, and Expanded Investment Capabilities to Manning & Napier Clients
-Minority equity investment of ~$53 million from Abacus in Manning & Napier accelerates Abacus Wealth Advisors Platform with ~$18 Billion AUM
Abacus Global Management, Inc. (“Abacus”) (NYSE: ABX), a leader in the alternative asset management industry, and Manning & Napier, Inc., (“Manning & Napier”) a diversified wealth and asset management firm, today announced the entrance into a Strategic Alliance Agreement (the "SAA") and the closing of Abacus’s minority equity investment in Manning & Napier. Abacus will join Callodine Group and East Asset Management as institutional investors in Manning & Napier.
The strategic partnership is designed to create mutual value across three core dimensions: lead generation and referrals, product development & distribution, and joint client solutions. The SAA establishes a framework for strategic collaboration between Abacus’s and Manning & Napier’s respective platforms, leveraging Abacus’s proprietary longevity data and actuarial capabilities and reflecting Manning & Napier's commitment to delivering exceptional investment solutions and planning expertise to clients.
Paul Battaglia, President & CFO of Manning & Napier, commented, “We are excited to achieve this milestone with Abacus and welcome them as a strategic investor in our business. This agreement positions us to deliver meaningful benefits to our clients and partners as we continue to build on the trusted foundation Manning & Napier has established over decades.”
"This partnership opens a genuinely differentiated path for our clients. By pairing Manning & Napier's 55 years of investment and planning experience with Abacus's proprietary longevity insights, we will be able to deliver a more complete financial plan, one that, as fiduciaries, helps clients see and act on the full value of every asset they hold, including life insurance,” said Greg Holden, President of Wealth Management and Institutional Advisory at Manning & Napier. “We are now uniquely positioned to address one of the most pressing challenges facing clients today: planning with confidence for a longer life.”
“We built Abacus around a simple belief: that longevity data, applied well, can help people make better decisions about their financial lives. This alliance with Manning & Napier puts that belief into practice at scale, with a team that has been doing this work with integrity for decades,” said Jay Jackson, Chief Executive Officer of Abacus Global Management.

Strategic Alliance Highlights
Joint Client Solutions

Manning & Napier and Abacus will collaborate on developing lifespan-based financial planning products tailored to Manning & Napier's client demographics, combining Abacus's proprietary longevity data and actuarial capabilities (LifeARC) with Manning & Napier's wealth planning expertise and technology infrastructure. Abacus and Manning & Napier believe that life insurance, which is arguably among the most widely held yet least rigorously analyzed financial assets, represents an underutilized opportunity within the planning process. Through a new strategic alliance, Manning & Napier advisors will leverage Abacus's proprietary LifeARC platform, bringing actuarial modeling and longevity data to bear in a way that Manning & Napier believes traditional financial planning has not been able to incorporate. The framework will aim to provide a financial plan built not just around a client's wealth, but around their life, how long they are likely to live, what their health may look like, and how to structure assets to support the life they want for as long as they lead it.
Product Development & Distribution
Under the terms of the SAA, Manning & Napier will have the ability to offer Abacus Asset Group investment products, including ETFs, longevity funds, and asset-based finance strategies, to its investors where appropriate, broadening the investment solutions available across the firm's asset management platform.
Lead Generation & Referrals
The SAA establishes a bi-directional referral framework where Abacus and Manning & Napier clients can benefit, at their discretion, from each firm’s offerings. Abacus Life Solutions, which generates approximately 10,000 customer leads per month through its origination platform, may refer individuals not suited for its core products to Manning & Napier's wealth advisory platform. Manning & Napier's established client base similarly offers a natural referral channel for Abacus's Life Solutions product suite.
Dynasty Financial Partners has acted as an exclusive financial advisor, and Latham & Watkins LLP has acted as legal advisor to Abacus.
Berkshire Global Advisors acted as the exclusive financial advisor, and Morgan, Lewis & Bockius LLP acted as legal advisor to Manning & Napier.

About Manning & Napier
Manning & Napier is a wealth and asset management firm that provides a broad range of financial solutions and complementary consultative services. Founded in 1970, the firm serves a diversified client base of high-net-worth individuals and institutions, including Taft-Hartley plans, endowments, and foundations. Manning & Napier is headquartered in Fairport, New York with offices in Dublin, Ohio, Saint Petersburg, Florida, and Seattle, Washington.

About Abacus
Abacus Global Management (NYSE: ABX) is a leading financial services company specializing in alternative asset management, data-driven wealth solutions, technology innovations, and institutional services. With a focus on longevity-based assets and personalized financial planning, Abacus leverages proprietary data analytics and decades of industry expertise to deliver innovative solutions that optimize financial outcomes for individuals and institutions worldwide. For more information, please visit www.abacusgm.com.
Forward-Looking Statements
All statements in this press release (and oral statements made regarding the subjects of this press release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Abacus. Forward-looking information includes but is not limited to statements regarding: Abacus’s financial and operational outlook; Abacus’s operational and financial strategies, including planned growth initiatives and the benefits thereof, Abacus’s ability to successfully effect those strategies, and the expected results therefrom. These forward-looking statements generally are identified by the words “believe,” “project,” “estimate,” “expect,” “intend,” “anticipate,” “goals,” “prospects,” “will,” “would,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).
While Abacus believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. The factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to: the fact that Abacus’s loss reserves are based on estimates and may be inadequate to cover its actual losses; the failure to properly price Abacus’s insurance policies; the geographic concentration of Abacus’s business; the cyclical nature of Abacus’s industry; the impact of regulation on Abacus’s business; the effects of competition on Abacus’s business; the failure of Abacus’s relationships with independent agencies; the failure to meet Abacus’s investment objectives; the inability to raise capital on favorable terms or at all; the effects of acts of terrorism; and the effectiveness of Abacus’s control environment, including the identification of control deficiencies; and the risk that Abacus may not achieve the expected benefits of the equity investment.
These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties set forth in documents filed by Abacus with the U.S. Securities and Exchange Commission from time to time, including the Annual Report on Form

10-K and Quarterly Reports on Form 10-Q and subsequent periodic reports. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Abacus cautions you not to place undue reliance on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Abacus assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Abacus does not give any assurance that it will achieve its expectations.
Risk disclosure: All securities investing and trading activities risk the loss of capital. Investors should carefully review the offering documents and consult with their own legal, tax, financial advisors regarding the suitability of investments.
Contacts

Manning & Napier
Nicole Kingsley Brunner
Phone: (585) 325-6880
Email: nbrunner@manning-napier.com

Abacus Global Management
Investor Relations
Robert F. Phillips – SVP Investor Relations and Corporate Affairs
rob@abacusgm.com | (321) 290-1198
David Jackson – Managing Director of Investor Relations
david@abacusgm.com | (321) 299-0716
Abacus Global Management Public Relations
press@abacusgm.com